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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 August 14, 2002

GUITAR CENTER, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22207 (Commission File Number)	95-4600862 (I.R.S. Employer Identification No.)

5795 Lindero Canyon Road
Westlake Village, California 91362
(Address of Principal Executive Offices)

(818) 735-8800
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:

Certification of Co-Chief Executive Officers

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Guitar Center, Inc. (the "Company") hereby certifies, to such officer's best knowledge, that:

            (i)  the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ LARRY THOMAS Larry Thomas Co-Chief Executive Officer

Dated: August 14, 2002	/s/ MARTY ALBERTSON Marty Albertson Co-Chief Executive Officer and President

The foregoing certification is being furnished solely to accompany this Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Guitar Center, Inc. (the "Company") hereby certifies, to such officer's best knowledge, that:

            (i)  the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ BRUCE ROSS Bruce Ross Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished solely to accompany this Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER, INC.

Date: August 14, 2002	By	/s/ BRUCE ROSS
		Name:	Bruce Ross
		Title:	Executive Vice President and Chief Financial Officer

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES